UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of report (date of earliest event reported):  June 5, 2013

RECEPTOS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35900	26-4190792
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10835 Road to the Cure, Suite 205

San Diego, California 92121

(858) 652-5700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On June 5, 2013, Receptos, Inc. (the “Company”) will deliver a corporate presentation at the Jeffries 2013 Global Healthcare Conference, which will be available via webcast, using slides containing the information furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The Company’s presentation is scheduled for 9:30 am Eastern Time at the Grand Hyatt Hotel in New York City.  To listen to the live webcast or a replay of the presentation, or to view or download the presentation, investors may visit the Investor Relations section of the Company’s website at www.receptos.com.  A replay will be available for 14 days after the event.  The Company does not undertake to update this presentation.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate slide presentation of Receptos, Inc. dated June 5, 2013.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2013	RECEPTOS, INC.

	By:	/s/ Graham Cooper
Graham Cooper
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate slide presentation of Receptos, Inc. dated June 5, 2013.